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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         DATE OF REPORT: MARCH 27, 2002
                        (Date of earliest event reported)

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                              QUALMARK CORPORATION
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             (Exact name of registrant as specified in its charter)

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           COLORADO                        0-28484             84-1232688
-------------------------------          ------------      ------------------
(State or other jurisdiction of          (Commission          (IRS Employer
 incorporation or organization)          File Number)      Identification No.)



                 1329 WEST 121ST AVENUE, DENVER, COLORADO 80234
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               (Address of principal executive offices, zip code)


                                 (303) 245-8800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

         On March 27, 2002, Richard Jennewine resigned from his position as Board Member for the Registrant. Mr. Jennewine will continue to assist the Registrant as a non-paid consultant.

         On April 19, 2002, the Registrant's current Board of Directors elected Alan Valenti as the fifth Board Member for QualMark Corporation. This election was subsequently ratified by the Registrant's shareholders at the May 10, 2002 Annual Meeting.

         Mr. Valenti has been Chief Financial Officer of Roser Ventures LLC, Boulder, Colorado since March 1999. From October 1997 through December 1998, Mr. Valenti was Vice President Finance of Gallagher Enterprises LLC, a Denver based family investment holding company. From February 1985 through October 1997 Mr. Valenti served as Corporate Controller for Applied Industrial Materials Corporation and Titanium Metals Corporation, both located in Denver, Colorado. Mr. Valenti has also spent 10 years in public accounting. Mr. Valenti is a CPA, holds an MBA from Rutgers University and a BA in Accounting from St. John's University.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

                  (c) Exhibits.

                      None


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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            QUALMARK CORPORATION
                                            (Registrant)


Date: May 31, 2002                          By: /s/ CHARLES D. JOHNSTON
                                                --------------------------------
                                                Charles D. Johnston
                                                President & CEO